Exhibit 99.1

Investor Presentation Q4 and FY 2020

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP financial measures including, but not limited to, organic revenue, adjusted EBITDA and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided at the end of this presentation.

Empowering Investor Success Since 1984 We’ve continuously innovated and acquired capabilities to illuminate many aspects of an investor’s portfolio, starting with mutual funds and evolving to include stocks, bonds, private market investments, and ESG factors $1.4bil AAA A AA B CCC BB BBB 8485919297 0102 0506101116171920

Morningstar is a Mission-Driven Firm Our mission fuels our strategy, gives meaning to our work, resonates with clients, and strengthens our brand Our values Investors first Great products Great people Uncompromising ethics Entrepreneurial spirit Financial success Our work Proprietary data Forward-looking research Effective investment strategies Meaningful analytics Our clients Individual investors Advisors Asset managers Private market investors Our brand Advocacy Independence Empowerment Clarity Advocacy

Our Strategic Priorities

We Participate in Large, Growing Markets We’ve identified these markets as particularly favorable for longer-term growth Financial Data / Analysis $32bil global spend 5.6% growth YoY Private Capital Markets Data $2.3bil total addressable market 27.8% growth YoY AUM in Managed Accounts $9.3tril total addressable market 20.6% growth YoY Global Credit Ratings Industry $8.1bil 5.6% growth YoY Global Indexes Industry $3.7bil 8.0% growth YoY US / EU Sustainable Funds AUM $900bil 54.6% growth YoY Sustainable Bonds / Loans Issuance $465bil 54.5% growth YoY Source: Morningstar estimates, Burton-Taylor, Cerulli Advisors; Data as of 12/31/19

Integrated ESG Data and Research for All Investors We are aligned across Morningstar to meet investor needs for ESG data, research, ratings, and solutions Professional & Individual Investor Solutions License-based Morningstar DataMorningstar.com PitchBook ResearchMorningstar Direct Sustainalytics Asset Management Solutions Asset-based WorkplaceIndexes Managed Portfolios Solutions for Issuers Transaction-based Credit RatingsSustainable Finance

Key Products / Solutions Drive Outsized Growth for the Firm We expect these solutions to provide a greater contribution to growth over the long-run Morningstar Data Clients served Asset Managers, Wealth Managers, and Redistributors Morningstar Data Revenue ($mil) 215.1 185.21 Morningstar Direct Revenue ($mil) Asset Managers, Wealth Managers, and Asset Owners 137.9 158.1 PitchBook Platform Revenue ($mil) Private Equity, Venture Capital, Corporates, and Buyside 99.6 201.1 20182020 Source: Morningstar. 1 The adoption of ASC Topic 606 favorably impacted Morningstar Data revenue during 2018 by $1.5 million;.

Key Products / Solutions Drive Outsized Growth for the Firm (Cont.) We expect these solutions to provide a greater contribution to growth over the long-run Clients served Investment Management Revenue ($mil) Investment Management Independent Financial Advisors 111.2 118.3 20182020 Morningstar Workplace Solutions Revenue ($mil) Workplace Solutions Retirement Plan Providers, and RIAs 75.384.5 20182020 Corporates, Financial Institutions, and Sovereign Entities DBRS Morningstar Revenue ($mil) DBRS Morningstar1 Morningstar Credit Ratings 36.3 Source: Morningstar. 1 Morningstar Credit Ratings and DBRS combined to form DBRS Morningstar on July 2, 2019. 20182020

Five Year Historical Financial Performance We have a track record of delivering strong growth Revenue ($mil) 1 $798.6$911.7 $1,019.9 $1,179.0 $1,389.5 20162017201820192020 $316.7 $236.5 $233.3 $200.2 $193.4 $215.8 $215.2 $180.8 $189.6 $169.8 2016 2017 2018 2019 2020 Free Cash Flow ($mil)1,3 2016 2017 2018 2019 2020 $307.6 $238.7 $254.4 $183.5 $150.9 2 Adjusted operating income is considered a non-GAAP measure and is defined as consolidated operating income, excluding intangible amortization expense and all mergers and acquisitions (M&A)-related expenses (including M&A-related earn-outs). 3 Free cash flow is considered a non-GAAP measure and is calculated as cash from operating activities less capital expenditures.

2020 Financial Performance Our business showed resilience in 2020 20192020 17.9% YoY $1,389.5 $1,179.0 20.9% YoY 13.5% YoY $316.7 $215.2 $233.3 $189.6 $254.4 Revenue Operating IncomeAdjusted Operating Income 1 FCF 1 Adjusted operating income is defined as operating income, excluding intangible amortization expense and all mergers and acquisitions. Free cash flow is defined as cash provided by operating activities less capital expenditures.

Morningstar Investment Highlights Differentiated Global Brand and Mission Industry-leading Products and Services Focused and Consistent Long-term Growth Strategy Diversification Across Product Portfolio Sizable Recurring Revenue Base Operating Leverage Leads to Strong Cash Flow Balance Sheet Provides Financial Flexibility

1 The qualities that set us apart support brand awareness Largest Independent Analyst Research Staff High-Quality Data Goals-Based Investing Design that Simplifies Technology that Enables Workflows Investor Advocacy

2 Our innovation drives unique IP and capabilities that differentiate our products and comprehensive solutions Product Differentiating Examples Morningstar Data Pitchbook Morningstar Direct DBRS Morningstar Investment Management Workplace Solutions

3 We prioritize organic growth initiatives and remain opportunistic with M&A Organic and total revenue growth Organic Revenue Growth 1Revenue Growth 17.9% 1.2% 15.6% 14.2% 11.9% 3 11.4% 7.6% 8.4% 8.2% 1.7% 2 2 1Organic revenue is considered a non-GAAP measure under SEC regulations and excludes the impact of M&A and foreign currency translations. 2 In 2016, organic revenue growth was higher than total revenue growth due to the effect of foreign currency translations. 3Revenue and organic revenue in 2018 include a $10.5 million revenue benefit related to an amended license agreement and a corresponding favorable cash impact.

3 Rationales include mission-driven culture, unique capabilities, and expectations for strong returns on investment Morningstar sector thesis Long-term opportunity to improve transparency of the credit ratings industry ESG has become an essential part of long-term investing, which creates a need for an independent source of data and research on ESG risk factors Addressable market $8.1bn global credit ratings industry $900bn US / EU sustainable funds AUM Transaction rationale Builds scale and increases diversification in credit ratings across markets and asset classes Advances Morningstar’s leadership in innovative ESG data and research while improving the accessibility of ESG-related content for all investors Key metrics 4th largest credit rating agency Rates over 3,000 issuers Covers over 60,000 securities Offers data on 40,000 companies worldwide Provides ratings on 20,000 companies and 172 countries

4 Revenue and geographic diversification provides many avenues for growth and profitability FY 2020 Revenues by product areaFY 2020 Revenues by geography Asia 2%Other Workplace Solutions Australia1% Investment Management 8.5% Morningstar Direct 11.4% 6.1% Remainder 29.1% 3% Canada 7% Continental Europe 8% United Kingdom 9% Pitchbook 14.5% DBRS Morningstar 14.9% Morningstar Data 15.5% United States 70%

5 Sizable Recurring Revenue Base

High license-based renewal rates support revenue predictability; all categories important to growth and profitability

FY 2020 revenues by type[1]



Transaction-based
17%
Asset-based
16%
License-based
67%

High renewal rates in aggregate…

FY 2020 revenue renewal rates for license-based products



96%
99%
100%
100%
99%
2016
2017
2018
2019
2020

… and across individual products

FY 2020 revenue renewal rates by product



101.0%
96.0%
115.0%
91.0%
Morningstar Data
Morningstar Direct
PitchBook
Morningstar Advisor Workstation

[1] License-based revenue includes Morningstar Data, Morningstar Direct, Morningstar Advisor Workstation, PitchBook, and other similar products. Asset-based revenue includes Morningstar Investment Management, Workplace Solutions, and Morningstar Indexes. Transaction-based revenue includes DBRS Morningstar, Internet advertising sales, and conferences

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MORNINGSTAR

6 Our business model exhibits high operating leverage and relatively stable capex needs which leads to strong cash flow conversion Strong cash flow generation ($mil) $238.7 $150.9 Operating Ca1sh Flow Free cash flow 1 $384.3 $334.4 $314.8 $307.6 $250.1 $254.4 $213.7 $183.5 400 350 300 250 200 150 100 50 0 20162017201820192020 1 Free cash flow, which the Company defines as cash provided by operating activities less capital expenditures, is considered a non-GAAP financial measure. This measure is not equivalent to any measure required to be reported under U.S. generally accepted accounting principles (GAAP) and may not be comparable to similarly titled measures reported by other companies.

6 Strong free cash flow and low leverage supports financial flexibility to pursue growth both organically and inorganically Leverage ($mil) $500.0 $450.0 $400.0 $350.0 $449.1 DebtCashNet Debt Cash and Credit Capacity as of Dec 31, 2020 U.S. Cash, $150.9 $300.0 $250.0 $200.0 Revolver Capacity, $350.0 $422.5 $26.6 $100.0 $50.0 $0.0 Non-U.S. Cash, $271.6

Reconciliation of Non-GAAP Measures

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